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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):January 30, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-2)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-72880                  33-0852169
           --------                 ---------                  ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                               92612
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------


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                                       -2-

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         New Century Mortgage Securities, Inc. (the "Registrant") plans a series of certificates, entitled New Century Home Equity Loan Trust, Asset-Backed Pass-Through Certificates, Series 2003-2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003. The Certificates to be designated as the Series 2003-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable- rate and first lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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                                       -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits


         Exhibit No.                                Description
         -----------                                -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Deutsche Bank
                                    Securities Inc. to certain prospective
                                    purchasers of New Century Mortgage
                                    Securities, Inc., Asset-Backed Pass-Through
                                    Certificates, Series 2003-2.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2003

                                          NEW CENTURY MORTGAGE SECURITIES, INC.


                                          By:  /s/ Kevin Cloyd
                                               --------------------------------
                                          Name:    Kevin Cloyd
                                          Title:   Executive Vice-President





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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Collateral Term Sheets(as defined in Item 5) that                              P
                       have been provided by Deutsche Bank Securities Inc.
                       to certain prospective purchasers of New Century
                       Mortgage Securities, Inc., Asset-Backed Pass-
                       Through Certificates, Series 2003-2.











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                                  EXHIBIT 99.1

                                [FILED BY PAPER]